Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Open Text Corporation (the “Company”) for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, Madhu Ranganathan, President, Chief Financial Officer & Corporate Development of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MADHU RANGANATHAN
Madhu Ranganathan President, Chief Financial Officer & Corporate Development

Date: May 2, 2024